UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 Or 15(D) of The
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 26, 2004

                             WALTER INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     001-13711                 13-3429953
(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)          Identification No.)

211 W. Boy Scout Boulevard, Tampa, Florida                            33607
 (Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (813) 871-4811

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 7.01 Regulation FD Disclosure

The following information is furnished pursuant to Item 7.01 "Regulation FD Disclosure":

On October 26, 2004 Walter Industries, Inc. issued a press release providing updated full year and fourth quarter earnings guidance. A copy of Walter Industries, Inc.'s press release is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WALTER INDUSTRIES, INC.

                                      By:    /s/ Victor P. Patrick
                                             -----------------------------------
                                      Title: Victor P. Patrick
                                             Sr. Vice President, General Counsel
                                             and Secretary

Date: October 26, 2004

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Exhibit Index

(99.2) Press released dated: October 26, 2004, issued by Walter Industries, Inc.